                                                                      EXHIBIT 23

                             MORROW SNOWBOARDS, INC.

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement No. 333-4761 on Form S-8.

Portland, Oregon                                         ARTHUR ANDERSEN LLP
July 1, 1999